EXHIBIT 21.1

                                  SUBSIDIARIES
                                       OF
                          BROOKS FIBER PROPERTIES, INC.

Name of Corporation                                               Domestic
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B.T.C. Real Estate Investments, Inc.                              Missouri
BTC Transportation, Inc.                                          Delaware
Fibercom of Missouri, Inc.                                        Missouri
GLA International, Inc.                                           Missouri
J.B. Telecom, Inc.                                                Missouri
Brooks Fiber Properties, Inc.                                     Delaware
BFC Communications, Inc.                                          Nevada
Brooks Fiber Communications-LD, Inc.                              Nevada
Brooks Fiber Communications-Midwest, Inc.                         Delaware
Brooks Fiber Communications-Northeast, Inc.                       Delaware
Brooks Fiber Communications of Arkansas, Inc.                     Delaware
Brooks Fiber Communications of Bakersfield, Inc.                  Delaware
Brooks Fiber Communications of California, Inc.                   Delaware
Brooks Fiber Communications of Connecticut, Inc.                  Delaware
Brooks Fiber Communications of El Paso, Inc.                      Delaware
Brooks Fiber Communications of Fresno, Inc.                       Delaware
Brooks Fiber Communications of Kansas City, Inc.                  Delaware
Brooks Fiber Communications of Louisiana, Inc.                    Delaware
Brooks Fiber Communications of Massachusetts, Inc.                Delaware
Brooks Fiber Communications of Michigan, Inc.                     Michigan
Brooks Fiber Communications of Mississippi, Inc.                  Delaware
Brooks Fiber Communications of Nevada, Inc.                       Delaware
Brooks Fiber Communications of New Mexico, Inc.                   Delaware
Brooks Fiber Communications of Ohio, Inc.                         Delaware
Brooks Fiber Communications of Oklahoma, Inc.                     Delaware
Brooks Fiber Communications of Rhode Island, Inc.                 Delaware
Brooks Fiber Communications of Sacramento, Inc.                   Nevada
Brooks Fiber Communications of San Jose, Inc.                     Nevada
Brooks Fiber Communications of Stockton, Inc.                     Delaware
Brooks Fiber Communications of Tennessee, Inc.                    Delaware
Brooks Fiber Communications of Tucson, Inc.                       Delaware
Brooks Fiber Communications of Tulsa, Inc.                        Delaware
Silicon Valley Fiber, L.L.C.                                      Delaware